SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2004

                                      CWT

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2004-7T1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWT
                       Mortgage Pass-Through Certificates
                                Series 2004-7T1

On June 25, 2004, The Bank of New York, as Trustee for CWT, Mortgage Pass-Through Certificates Series 2004-7T1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2004, among CWT as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWT, Mortgage Pass-Through Certificates Series 2004-7T1 relating to the distribution date of June 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of April 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2004


                                      CWT


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated June 25, 2004


                             Payment Date: 06/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
              Mortgage Pass-Through Certificates, Series 2004-7T1
                        Alternative Loan Trust 2004-7T1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         71,943,211.09    5.750000%     1,012,114.72    344,727.89    1,356,842.61       0.00       0.00
                        A2         29,500,000.00    5.750000%             0.00    141,354.17      141,354.17       0.00       0.00
                        A3         99,783,231.28    5.750000%       995,552.84    478,127.98    1,473,680.83       0.00       0.00
                        A4         25,000,000.00    5.750000%             0.00    119,791.67      119,791.67       0.00       0.00
                        PO          3,859,409.97    0.000000%         5,437.76          0.00        5,437.76       0.00       0.00
Residual                AR                  0.00    5.750000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           8,494,387.85    5.750000%         8,488.38     40,702.28       49,190.65       0.00       0.00
                        B1          2,123,596.96    5.750000%         2,122.09     10,175.57       12,297.66       0.00       0.00
                        B2            999,339.75    5.750000%           998.63      4,788.50        5,787.14       0.00       0.00
                        B3            999,339.75    5.750000%           998.63      4,788.50        5,787.14       0.00       0.00
                        B4            624,587.34    5.750000%           624.15      2,992.81        3,616.96       0.00       0.00
                        B5            500,159.77    5.750000%           499.81      2,396.60        2,896.40       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        243,827,263.76     -            2,026,837.02  1,149,845.97    3,176,682.99     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         70,931,096.37              0.00
                                A2         29,500,000.00              0.00
                                A3         98,787,678.43              0.00
                                A4         25,000,000.00              0.00
                                PO          3,853,972.21              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           8,485,899.47              0.00
                                B1          2,121,474.87              0.00
                                B2            998,341.11              0.00
                                B3            998,341.11              0.00
                                B4            623,963.20              0.00
                                B5            499,659.96              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        241,800,426.74     -
--------------------------------------------------------------------------------

                             Payment Date: 06/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
              Mortgage Pass-Through Certificates, Series 2004-7T1
                        Alternative Loan Trust 2004-7T1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     71,943,211.09     5.750000% 12667FGA7    13.494863      4.596372    945.747952
                           A2     29,500,000.00     5.750000% 12667FGB5     0.000000      4.791667  1,000.000000
                           A3     99,783,231.28     5.750000% 12667FGC3     9.685308      4.651503    961.063123
                           A4     25,000,000.00     5.750000% 12667FGD1     0.000000      4.791667  1,000.000000
                           PO      3,859,409.97     0.000000% 12667FGE9     1.373377      0.000000    973.370382
Residual                   AR              0.00     5.750000% 12667FGF6     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       8,494,387.85     5.750000% 12667FGG4     0.998633      4.788503    998.341114
                           B1      2,123,596.96     5.750000% 12667FGH2     0.998633      4.788503    998.341114
                           B2        999,339.75     5.750000% 12667FGJ8     0.998633      4.788503    998.341114
                           B3        999,339.75     5.750000% 12667FFX8     0.998633      4.788503    998.341114
                           B4        624,587.34     5.750000% 12667FFY6     0.998633      4.788503    998.341114
                           B5        500,159.77     5.750000% 12667FFZ3     0.998632      4.788503    998.341114
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     243,827,263.76       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
              Mortgage Pass-Through Certificates, Series 2004-7T1
                        Alternative Loan Trust 2004-7T1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       241,800,426.74   241,800,426.74
Loan count                    478              478
Avg loan rate           6.095054%             6.10
Prepay amount        1,782,979.42     1,782,979.42

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        48,301.80        48,301.80
Sub servicer fees       35,978.36        35,978.36
Trustee fees             1,828.70         1,828.70


Agg advances                  N/A              N/A
Adv this period         32,277.23        32,277.23

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             100,000.00       100,000.00
Fraud                4,472,264.00     4,472,264.00
Special Hazard       4,464,440.52     4,464,440.52


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.369599%           100.000000%            230,085,852.34
   -----------------------------------------------------------------------------
   Junior            5.630401%             0.000000%             13,727,679.73
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           9                 4,951,342.12
60 to 89 days                           1                   356,049.86
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                10                 5,307,391.98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            3,176,682.99          3,176,682.99
Principal remittance amount            2,026,837.02          2,026,837.02
Interest remittance amount             1,149,845.97          1,149,845.97